
CDT
China Display Technologies, Inc.
A profitable, rapidly growing designer and manufacturer of Backlight Units for LCDs
CHINA DISPLAY TECHNOLOGIES, INC.
November 2007

Safe Harbor Statement



This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Equity Snapshot

OTCBB:	CDYT
Price	$___
Market Cap:	$12.8M
Shares Outstanding (as of 11/28/07):	11.6M
Revenue (9 Months of 2007):	$20.5M
Net Income (9 Months of 2007):	$3.2M
EPS* (9 Months of 2007):	$0.21

*excluding $2.2 million preferred stock dividend

Company Overview

- China Display Technologies' wholly-owned subsidiary SUNY Electronics is fifth largest backlight unit (BLU) manufacturer in China
- Leading specialty backlight developer & manufacturer
- Monthly capacity exceeds 1.8 million pieces
- 600 employees as of June 2007
- Hi-Tech Enterprise recognized by Shenzhen Government
- ISO9001:2000 Certification
- Headquarter: Shenzhen, Guangdong Province



Investment Highlights



- Rapidly growing and profitable business
- Increasing demand for end products -- mobile phones and other personal digital devices
- High performance-to-price products win in the global market
- Intelligent patents create additional opportunities
- Strategic R&D initiatives
- Experienced management team

What is a BLU?



- A backlight unit is the light source of an LCD screen.
- It has a direct impact on an LCD product's
  - *color gamut*
  - *Brightness*
  - *light uniformity*
  - *power consumption*
  - *life time*
  - *cost*
  - *environmental impact*

BLU Industry Overview



- **Small backlights (< 10.4") for:**
  - ***Cell phones***
  - ***Car navigation systems***
  - ***DVD, GPS, PDA & CD players***
  - ***Digital cameras***
  - ***Camcorders***
  - ***MP3 & MP4 players***
  - ***Appliance displays***
- **Medium backlights (15"-19") for:**
  - ***Computer monitors***
- **Large backlights (20"-47") :**
  - ***Televisions***


BACK LIGHT

BLU Industry Overview



Revenues for Flat Panel Displays (PIDA, Nov 2006)


$ Million
120000
100000
80000
60000
40000
20000
0
LCD (TN,STN)
LCD (TFT)
PDP
VFD
OLED
Microdisplay

	2004	2005	2006	2007	2008	2009
LCD (TFT)	46434	57158	58749	68304	77678	86504

Breakdown of Material/Component Costs


Polarizers,
15%
26%
19%
Driver ICs,
6%
8%
26%

As a light source for LCD screens, a BLU is one of the most expensive components of LCD products

* Data Source: "Large Area TFT LCD Backlight Market Outlook" by Display Search

BLUs Are Critical Components

Take CCFL BLU for example,



BEF Film Maker
Film Cutting Trimmer
Package & Shipment
CCFL Supplier
Lamp Set Packer (Sub Contract) Welding & Assembly
Diffuser Film Maker
Film Cutting Trimmer
Light Guide Plate Raw Material Suppliers (PMMA) (Zeonor)
Light Guide Plate Maker (Printing / Injection)
BLU Maker
CCFL
Metal Frame Materials
Package & Shipment Makers
Film Cutting Trimmer (In-House or Sub Contract)
Reflector film Maker

Growing Applications for LED Backlights



Million Base
400
350
300
250
200
150
100
50
0
14%
12%
10%
8%
6%
4%
2%
0%

	2004	2005	2006	2007	2008	2009
CCFL/EEFL Backlight	139	205.7	259.8	296.6	320.5	345.2
LED & FFL Backlight		0.3	2.3	10.5	28.5	44.8
Non CCFL/EEFL Share		0.2%	0.9%	3.5%	8.5%	13.0%

Applications for LED backlights are increasing rapidly because LEDs are thinner, more environmentally friendly, with much better chroma and saturation.

Production Shifting Worldwide



- The first backlight production facilities were in Korea and Japan
  - Produced 85% of all LCD technologies, including backlights, in 2000
  - High quality
  - Cost initially not a significant factor
- 5 years ago, due to cost advantages, global production began to shift to China
  - First to Taiwan, now to mainland China
  - A few manufacturers in mainland China, including **SUNY**, now can produce high performance-to-price products



Current Product Pipeline



SUNY is a leading designer and manufacturer of small- to medium-sized backlight units

Product	Characteristics	Application
1.5" – 3" CSTN LED BLU	Light source for single or RGB colored display	Low end mobile phones, electronic devices with simple LCD displays
1.5" – 7" TFT LED BLU	Light source for true color display	High-end mobile phones, electronics devices with LCD displays for animation
5" – 12" TFT LED BLU	Light source for true color display	Displays for AV equipment, car navigation systems
12" – 20" CCFL BLU	Light source for true color display	Notebook and monitor displays


SNBF2050W3A
SNBF1941W4A
SNBP2000W6A
SNBF1998W3A

Increasing Production Capacity



(Unit: Pieces/Month in Thousands)
1.8 m pcs/M
800
950
1030
1100
1200
1400
1550
1800
2005.12
2006.03
2006.06
2006.09
2006.12
2007.3
2007.6
2007.9

Efficient Production & Quality Management

What we do?

- ✓ Increasing Investment in Production Facilities
- ✓ Stringent Quality Control System
- ✓ High Employee Satisfaction due to Harmonious Corporate Culture
- ✓ Intelligent Patented Software
- ✓ Technical Know-how
- ✓ Experienced Management Team
- ✓ Long-term Cooperation with Suppliers

What We Get?

- ✓ Good Quality Product Rate: 98%
- ✓ High Customer Satisfaction
- ✓ Long-term Contracts
- ✓ Better Financial Performance


Non-dusting Workshop


Warehouse


Stringent Testing


Advanced Equipment

Intelligent Patents Create Additional Opportunities



- **Dot matrix design and optical simulation program**
  - Through this self-developed system, it takes only 10-12 days to confirm designs based on customers' requirements, ***at least 7days faster*** than our competitors
  - The software also improves the light guide brightness ***performance by 20%-25% and uniformity by 5%-8%***
- **Interference lines minimization process technique**
  - ***Interference lines are minimized while brightness and performance are not affected***, a breakthrough in BLU design
- **Standardized shading minimization process for small twin screen design**
  - Twin screen displays are a breakthrough in mobile phone design, while also a challenge for BLU design
  - ***Our patented technique maintains uniformity for main screen while some of the light source is divided for small screen***
  - BYD successfully opened up the twin screen mobile phone market by using our BLU

Strategic R&D Initiatives



I. Continuous improvement of our copyrighted software

II. Close technology partnership with Guangdong Flat Panel Display Association

III. Strategic vision in 2007 to promote cooperation between internal R&D team with leading universities in Hong Kong

IV. Fund promising projects in exchange for the Intellectual Property Rights while facilitating the sale of technology to strategic buyers

V. Increase research effort on replacing existing materials to produce more transparent light guides

VI. OLED feasibility research – for next generation BLUs

2006 Revenue Breakdown

By Region



3%
8%
10%
50%
29%
Zhujiang Delta and other areas in China
Hong Kong
Europe
Japan
The United States

By End Products



7%
3%
15%
60%
15%
Mobile Phone (1.8"-3.2")
Medical Equipment
MP3/MP4
LCD Monitor
Communication Devices and Others

Successful Marketing



- Valuable exclusive contracts with key LCM module manufacturers
- Distribution network covers 18 provinces in China
- Customers include over 42 LCM module manufacturers in over 17 countries
- Actively involved in exhibitions, magazine and online advertisement

Experienced Management Team

Mr. Lawrence CHAN **Chairman and CEO**

- ✓ Founded SUNY in 2004
- ✓ General manger with Wai Chi Electronics Co. from 2000 to 2002
- ✓ Knowledgeable in BLU industry and factory management
- ✓ Distinguished engineer
- ✓ Graduated from Hong Kong Polytechnic University

Mr. Jason WONG **Executive VP**

- ✓ Joined SUNY in 2005 as head of sales and internal operation
- ✓ Originally a famous environmental specialist
- ✓ Master degree in Environmental Science

Mr. Yong XIAO **Director of R&D**

- ✓ More than 10 years hands-on experiences in BLU R&D
- ✓ Bachelors degree in mechanical engineering from Changchun Polytechnic University

Growing Revenues


(USD $ in Thousands)
25,000
20,000
15,000
10,000
5,000
0
120% Increase
94% Increase
7,218
15,884
10,583
20,488
2005
2006
9 Mos. 06
9 Mos. 07

Rising Net Income




(USD $ in Thousands)
3,000
2,000
1,000
0
994
2,412
1,781
3,160
143% Increase
77% Increase
2005
2006
9 Mos. 06
9 Mos. 07

Income Statement



($ in Thousands)	Year Ended December 31 2005	Audited 2006	Nine Mos. Ended Sept 30 2006	Unaudited 2007
Revenues	$7,218	$15,884	$10,583	$20,488
Gross Margin	19.4%	22.8%	23.0%	23.3%
Total Operating Expenses	5.6%	7.6%	6.2%	6.2%
Operating Margin	13.8%	15.2%	16.9%	17.1%
Net income	$994	$2,412	$1,781	$3,160
Net Profit Margin	13.8%	15.2%	16.8%	15.4%
Weighted avg shares M			11.5	15.2
EPS – diluted			$0.15	$0.21

Balance Sheet



($ in Thousands)	Ended Sept 30, 2007 Unaudited	Ended December 31, 2006 Audited
Cash and Cash Equivalents	$3,340	$135
Accounts Receivable, net	$3,352	$1,656
Inventory	$2,133	$1,460
Total Current Assets	$13,542	$3,579
Total Assets	$16,004	$5,508
Total Current Liabilities	$5,676	$1,540
Total Liabilities	$5,732	$1,588
Total Shareholders' Equity	$10,273	$3,920

Investment Highlights



- Rapidly growing and profitable business
- Increasing demand for end products -- mobile phones and other personal digital devices
- High performance- to- price products win in the global market
- Intelligent patents create additional opportunities
- Strategic R&D initiatives
- Experienced management team

Contact



Suny Electronics (Shenzhen)

Jason Wong, Executive VP

12A Block, Xinhe Road, No. 3 Xinqiao
Industrial Zone, Shajing District,
Baoan Town
Shenzhen, China 150090

Tel: 86 138 237 96598 (China mobile)
852 – 9257 8928 (HK mobile)
Jason@suny.hk

CCG Elite Investor Relations Inc.

Crocker Coulson, President

1325 Avenue of the Americas, Suite 2800
New York, NY 10019

Tel: 1 (646) 213-1915

Crocker.coulson@ccgir.com